SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2003

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880

(Commission File Number)	(IRS Employer Identification No.)

Suite 3123, Three Bentall Centre, Burrard Street
Vancouver, British Columbia V7X 1J1
And
4553 Glencoe Avenue, Suite 200
Marina del Rey, California 90292

(Address of principal executive offices)

(604) 609-6100

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
Exhibit Index
SIGNATURES
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On June 30, 2003, Lions Gate Entertainment Corp. issued a press release setting forth its results for its fiscal year ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1	Press release dated June 30, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

Date: June 30, 2003	By:	/s/ James Keegan

Name: James Keegan Title: Chief Financial Officer